UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 15, 2008
(Date of earliest event reported: December 2, 2008)


ADVANCED ID CORPORATION
(Exact name of registrant as specified in its charter)

      Nevada                   000-24965              46-0439668
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

4500 - 5th Street NE
#200, Bay 6
Calgary, Alberta, Canada
T2E 7C3
(Address of principal executive offices (zip code)

(403) 264-6300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01   CHANGES IN CERTIFYING ACCOUNTANT

(a) On December 2, 2008, LBB & Associates Ltd., LLP, ("LBB") its independent public accountant resigned.

LBB issued its auditors' report on the consolidated financial statements for the years ended December 31, 2007 and 2006, which included an explanatory paragraph as to the Company's ability to continue as a going concern.

Other than the going concern uncertainty described above, LBB's reports on Advanced ID Corporation's consolidated financial statements for either of the past two years, December 31, 2007 and 2006, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During Advanced ID Corporation's two most recent fiscal years, December 31, 2007 and 2006, and the subsequent period through the date of resignation, January 1, 2008 through December 2, 2008, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of LBB & Associates Ltd., LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304 (a)(1)(iv) of Regulation S-B.

(b) On December 15, 2008, the board of directors of Advanced ID Corporation engaged the accounting firm of Yu and Associates CPA Corporation (member of GC Alliance) as principal accountants of Advanced ID Corporation for the fiscal year ended December 31, 2008. Advanced ID Corporation did not consult with Yu and Associates CPA Corporation (member of GC Alliance) during the most recent two fiscal years and the subsequent interim period preceding the engagement of YU and Associates CPA Corporation (member of GC Alliance) on December 15, 2008 regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Advanced ID Corporation's financial statements. Neither written nor oral advice was provided that was an important factor considered by Yu and Associates CPA Corporation (member of GC Alliance) in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was the subject of a disagreement or event identified in response to paragraph
(a) (1)(iv) of Item 304 of Regulation S-K.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16 - Letter from LBB & Associates Ltd., LLP dated December 15,
2008



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 16, 2008

ADVANCED ID CORPORATION

By:     /s/Dan Finch
        ------------------
Name:   Dan Finch
Title:  Chief Executive Officer